Exhibit 4.22

CERTIFICATE OF TRUST

OF

POPULAR NORTH AMERICA CAPITAL TRUST II

THIS Certificate of Trust of Popular North America Capital Trust II (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.C. § 3801 et seq.) (the “Act”).

1. Name. The name of the statutory trust formed hereby is Popular North America Capital Trust II.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Bank USA, National Association, c/o JP Morgan Chase, 500 Stanton Christiana Road, OPS4/3rd Floor, Newark, Delaware 19713, Attention: Worldwide Securities Services.

3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

CHASE BANK USA, NATIONAL ASSOCIATION, as Delaware trustee

By:	/s/ John J. Cashin
Name:	John J. Cashin
Title:	Vice President

J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Property Trustee

By:	/s/ George N. Reaves
Name:	George N. Reaves
Title:	Vice President

/s/ Jorge A. Junquera
Jorge A. Junquera, as Trustee

/s/ Richard Barrios
Richard Barrios, as Trustee

CERTIFICATE OF TRUST

OF

POPULAR NORTH AMERICA CAPITAL TRUST III

THIS Certificate of Trust of Popular North America Capital Trust III (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.C. § 3801 et seq.) (the “Act”).

1. Name. The name of the statutory trust formed hereby is Popular North America Capital Trust III.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Bank USA, National Association, c/o JP Morgan Chase, 500 Stanton Christiana Road, OPS4/3rd Floor, Newark, Delaware 19713, Attention: Worldwide Securities Services.

3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

CHASE BANK USA, NATIONAL ASSOCIATION, as Delaware trustee

By:	/s/ John J. Cashin
Name:	John Cashin
Title:	Vice President

J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Property Trustee

By:	/s/ George N. Reaves
Name:	George N. Reaves
Title:	Vice President

/s/ Jorge A. Junquera
Jorge A. Junquera, as Trustee

/s/ Richard Barrios
Richard Barrios, as Trustee